Exhibit 99.1

GSAMP 05-AHL - Price/Yield - M5

Balance                 $5,606,000.00     Delay         0
Settle                  5/26/2005         Dated         5/26/2005
                                          First Payment 6/25/2005
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Price                           Pricing Speed
                                 Disc Margin
                                 -----------
               99.50000               141         No securities are being offered by these summary materials. If the securities
               99.56250               140         described herein or other securities are ultimately offered, they will be
               99.62500               139         offered only pursuant to a definitive offering circular, and prospective
               99.68750               137         investors who consider purchasing any such securities should make their
               99.75000               136         investment decision based only upon the information provided therein and
               99.81250               134         consultation with their own advisers. This material is for your private
               99.87500               133         information and we are not soliciting any action based upon it. This material is
               99.93750               131         not to be construed as an offer to sell or the solicitation of any offer to buy
              100.00000               130         any security in any jurisdiction where such an offer or solicitation would be
              100.06250               129         illegal. This material is based on information that we consider reliable, but we
              100.12500               127         do not represent that it is accurate or complete and it should not be relied
              100.18750               126         upon as such. By accepting this material the recipient agrees that it will not
              100.25000               124         distribute or provide the material to any other person.The information contained
              100.31250               123         in this material may not pertain to any securities that will actually be sold.
              100.37500               122         The information contained in this material may be based on assumptions regarding
              100.43750               120         market conditions and other matters as reflected therein. We make no
              100.50000               119         representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
                    WAL              4.89         conditions or events, and this material should not be relied upon for such
               Mod Durn              4.33         purposes. We and our affiliates, officers, directors, partners and employees,
       Principal Window     Jun08 - Aug12         including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the
              LIBOR_1MO           3.06438         securities mentioned herein or derivatives thereof (including options). This
              LIBOR_6MO           3.41375         material may be filed within the Securities and Exchange Commission (the "SEC")
    Optional Redemption           Call (Y)        and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.
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